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                                                                    EXHIBIT 10.3


                       AUTONATION ENTERPRISES INCORPORATED
                         1995 EMPLOYEE STOCK OPTION PLAN
                   (As Amended and Restated on April 17, 2000)


         1. STATEMENT OF PURPOSE. This Employee Stock Option Plan (the Plan") is to benefit AutoNation Enterprises Incorporated, a Florida corporation (the "Company"), and its subsidiaries through the maintenance and development of their respective businesses by offering certain present and future key employees and officers, and independent contractors providing services to the Company and its subsidiaries, a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and its subsidiaries and encouraging the continuance of their involvement with the Company and its subsidiaries.

         2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The selection of employees, officers and consultants for participation in the Plan and all decisions concerning the timing, pricing and amount of any grant or award under the Plan shall be made by the Board. The Board may in its sole discretion grant options to purchase shares of the Company's $.001 per share par value common stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board, and if the Committee is so appointed, all references to the Board in the Plan shall mean and relate to such Committee.

         From and after the registration of the Common Stock of the Company under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), the selection of an officer or director as a participant in the Plan and the timing, price and number of shares for which an option or options may be granted to such officer or director shall be determined either (i) by the Board or (ii) by a committee of two or more directors having full authority to act in the matter, each of which members shall be a "nonemployee director" (within the







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meaning of Rule 16b-3 under the Exchange Act (or any successor rule)) and an
"outside director" (as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor rule)), as such terms are interpreted from time to time.

         3. ELIGIBILITY. Options shall be granted only to key employees of the Company and its subsidiaries (including officers and directors of the Company and its subsidiaries) and independent contractors performing services for the Company and its subsidiaries selected initially and from time to time by the Board on the basis of their importance and contribution to the business of the Company or its subsidiaries.

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement not inconsistent with the Plan as may be determined by the Board.

         4. GRANTING OF OPTIONS. The Board may grant options under which a total of not in excess of 3,200,000 shares of the Common Stock may be purchased from the Company, subject to adjustment as provided in Section 10. Options granted under the Plan are intended not to be treated as incentive stock options as defined in Section 422 of the Code. The maximum number of shares subject to options that can be granted under the Plan to any executive officer of the Company or its subsidiaries, or to any other person eligible for a grant of an option under Section 3, is 1,000,000 during the first ten years after the effective date of the Plan and 500,000 shares per year thereafter (in each case, subject to adjustment as provided in Section 10 hereof).

         In the event that an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). With respect to any individual, however, in the case of an option that is terminated or canceled unexercised as to any shares, such released shares shall continue to count against the maximum number of shares that may be offered such individual under the Plan. Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

         5. OPTION PRICE. The option price shall be determined by the Board in its sole discretion, subject to the provisions of Section 10 hereof, but shall not be less than the fair market value, at the time the option is granted, of the shares of Common Stock subject to the option.

         6. DURATION OF OPTIONS, INCREMENTS AND EXTENSIONS. Subject to the provisions of Section 8 hereof, each option shall be for such term of not less than five (5) years nor more than ten (10) years, as shall be determined by the Board. Each option shall become exercisable with respect to 25% of the total number of shares subject to the option twelve (12) months after the date of its grant and with respect to an additional 25% at the end of each twelve-month period thereafter during the succeeding three (3) years. Notwithstanding the foregoing, the Board may in its discretion (i) specifically provide for another time or times of vesting or exercise; (ii) accelerate the exercisability of any option subject to such terms and conditions as the Board deems necessary and




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appropriate; or (iii) at any time prior to the expiration or termination of any option previously granted, extend the term of any option (including such options held by officers or directors) for such additional period as the Board in its discretion shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten (10) years. Subject to the foregoing, all or any part of the option which has become exercisable may be exercised at any time during the option period prior to its expiration.

         From and after the registration of the Common Stock under Section 12 of the Exchange Act, in the event of a Change in Control (as defined below), all outstanding options shall became immediately exercisable. Notwithstanding any other provision in the Plan, during the period of thirty (30) days after such Change of Control each optionee who is an officer or a director (or an employee or consultant) of the Company shall have the right to require the Company to purchase from him any option granted under the Plan at a purchase price equal to
(i) the excess of fair market value per share over the option price (ii) multiplied by the number of option shares specified by such individual for purchase in a written notice to the Company, attention of the Secretary. For purposes of this Plan, a "Change in Control" shall be deemed to occur if any person shall (a) acquire direct or indirect beneficial ownership of at least
50% of the issued and outstanding Common Stock, or (b) has the power (whether such power arises as a result of the ownership of capital stock, by contract or otherwise), to elect or cause the election of directors consisting at the time of such election of a majority of the Board. As used herein, "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined in Section 13(d) of the Exchange Act and the rules promulgated thereunder). For purposes of this paragraph, "fair market value per share" shall mean the average of the highest sales price per share of the Common Stock as quoted on the NASD National Market or by the principal exchange upon which the Common Stock is listed on each of the five trading days immediately preceding the date on which such individual so notifies the Company. The amount payable to each such individual by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

         7. EXERCISE OF OPTION. From and after the registration of the Common Stock under Section 12 of the Exchange Act, as a condition to the exercise of any option, the "Quoted Price" (as defined below) per share of Common Stock on the date of exercise must equal or exceed the option price referred to in
Section 5 hereof. An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, by check by a promissory note in a form specified by the Company and payable (or delivered, in the case a note) to the Company no later than ten business, days after the date of exercise of the option or, if so approved by the Board, by shares of the Common Stock or by a combination of these methods of payment. The "Quoted Price" and the per share value of Common Stock for purposes of paying the option price in accordance with the immediately preceding sentence shall equal the closing selling price per share of Common Stock on the





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date in question on the NASD National Market or the principal stock exchange upon which the Common Stock is listed. From and after the registration of the Common Stock under Section 12 of the Exchange Act., the right to pay the purchase price of shares by delivery of a promissory note shall not be available to any optionee who is a person described in Section 16(a) of the Exchange Act.

         At the time of any exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be), as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company.

         At the time of the exercise of any option, the Board may require, as a condition of the exercise of such option, the optionee to (x) pay the Company an amount equal to the amount of tax the Company may be required to withhold in respect of any applicable federal, state or local tax as a result of the exercise of such option by the optionee, or (y) make such other arrangements with the Company which would enable the Company to pay such withholding tax, including, without limitation, holding back a number of shares issuable upon exercise of the option equal to the amount of such withholding tax, or permitting the optionee to deliver a promissory note in a form specified by the Board, or (z) a combination of the foregoing.

         8. TERMINATION OF RELATIONSHIP-EXERCISE THEREAFTER. Except as provided below or as may otherwise be provided by the Board, upon the termination of employment or other service of an optionee with the Company for any reason, all options held by such optionee at the time of such termination shall immediately terminate and such optionee shall have no further right to purchase shares of Common Stock pursuant to such option; provided, however, that, unless such termination is by the Company for "Cause," all such options, to the extent exercisable on the date of such termination, shall remain exercisable until the earlier of (a) the expiration date of such option as fixed by the Board pursuant to Section 6 and (b) the 60th day following the date of such termination. For purposes of the foregoing, "Cause" shall mean (1) the optionee's conviction for commission of a felony or other crime; (2) the commission by the optionee of any act against the Company constituting willful misconduct, dishonesty, fraud, theft or embezzlement; (3) the optionee's failure, inability or refusal to






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perform any of the material services, duties or responsibilities required of him by the Company, or to materially comply with the policies or procedures established from time to time by the Company, for any reason other than his illness or physical or mental incapacity; (4) the optionee's dependence, as determined in good faith by the Company, on any addictive substance, including, but not limited to, alcohol or any illegal or narcotic drugs; (5) the destruction of or material damage to Company property caused by the optionee's willful or grossly negligent conduct; and (6) the willful engaging by the optionee in any other conduct which is demonstrably injurious to the Company or its subsidiaries, monetarily or otherwise. Determination of Cause shall be made by the Board in its sole discretion. Notwithstanding the foregoing, if the optionee is a party to an employment agreement with the Company, "Cause" with respect to such optionee shall have the meaning set forth therein.

         Except as otherwise provided by the Board and notwithstanding anything in this Section 8 to the contrary, if an optionee's termination of employment is by reason of the death, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or "Retirement"of such optionee, all options held by such optionee at the time of such termination shall become immediately vested and exercisable in full and shall remain exercisable until the earlier of (a) the expiration date of such option as fixed by the Board pursuant to Section 6 and (b) the 3rd anniversary of the date of such termination. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the foregoing, "Retirement" shall mean the optionee's termination of employment or other service from the Company after attainment of age 55 and completion of at least 6 years of service with the Company. For purposes of the preceding sentence, employment or other service with an entity prior to its becoming a subsidiary or after its ceasing to be a subsidiary shall be disregarded.

         9. NON-TRANSFERABILITY OF OPTIONS. During the lifetime of the optionee, options shall be exercisable only by the optionee, and options shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution. Following the optionee's death, options held by such optionee, to the extent exercisable, may be exercised by the executors or administrators or legatees or distributees of such optionee's estate.

         10. ADJUSTMENT. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares the number of shares subject to the Plan and to options granted hereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation of corporations, there shall be substituted, on an equitable basis as determined by the Board, for each share of Common Stock then subject to the Plan, whether or not at the time subject to outstanding options, the number and kind of shares of stock or other securities to which the holders of shares






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of Common Stock will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options. In the event of any such adjustment, the purchase price per share shall be proportionately adjusted.

         11. NO IMPAIRMENT OF RIGHTS. Nothing contained in the Plan or any option granted pursuant to the Plan shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company or to be continued as a consultant to the Company or any subsidiary of the Company or interfere in any way with the right of the Company or its subsidiaries to terminate such employment or consulting relationship and/or to remove any optionee who is a director from service on the Board or any of it's subsidiaries at any time in accordance with the provisions of applicable law.

         12. AMENDMENT OF PLAN. The Board may amend or discontinue the Plan at any time. However, no such amendments or discontinuance shall be made without the requisite approval of the stockholders of the Company if stockholder approval is required as a condition to the Plan continuing to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code.

         13. GOVERNANCE BY RULE 16B-3. The Plan is intended to comply with all applicable conditions of Rule 16b-3 and its successors promulgated under the Exchange Act, regardless of whether such conditions are set forth in the Plan. To the extent any provision of the Plan or action of the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators.

         14. HOLDING PERIOD. From and after the registration of the Common Stock under Section 12 of the Exchange Act, anything contained in the Plan to the contrary notwithstanding, any disposition of an option otherwise permitted by the terms of the Plan, or of the Common Stock acquired upon exercise of an option, shall be subject to compliance with the requirements of Rule 16b-3 or its successors promulgated under the Exchange Act, applicable to such disposition, and any date, period or procedure specified or referred to in the Plan with respect to any such disposition shall be adjusted, if necessary so as to give effect to this Section 1.4.

         15. EFFECTIVE DATE. On November 22, 1995, this Plan was adopted and authorized by the Board and approved by the stockholders of the Company, This plan shall be deemed to have become effective on November 22, 1995.








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